Supplement to Spinnaker Prospectus
                          Supplement dated July 1, 2005
                       to Prospectus dated April 29, 2005

Effective July 1, 2005, AIM V.I. Health Sciences Fund will change its name to AIM V.I. Global Health Care Fund. Accordingly, any reference to AIM V.I. Health Sciences Fund in this prospectus should be replaced with AIM V.I. Global Health Care Fund.


The first paragraph under Section 3: Purchase - Purchase Payments on page 13 is replaced with the following:

PURCHASE PAYMENTS
A purchase payment is the money you give us to buy the contract, plus any additional money you invest in the contract after you own it. You can purchase a non-qualified contract with a minimum initial investment of $2,000. Additional purchase payments of $250 or more may be added at anytime during the accumulation phase. For non-qualified contracts, we will waive the minimum initial investment if regular monthly payments are made through a pre-authorized transfer from a bank account ("Systematic Investing"). Each non-qualified purchase payment made through Systematic Investing must be at least $100. For a qualified contract, all purchase payments must be $30 or more, unless your retirement plan has a different requirement. Initial purchase payments in Maine and South Carolina may never be less than $1,000, even if made in connection with a qualified contract or Systematic Investing.